SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             FEBRUARY 10, 2003



                               SEREFEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                        0-29747                 59-2412164
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)




                              645 GRISWOLD BUILDING
                                   SUITE 1300
                                DETROIT, MI 48225
                    (Address of principal executive offices)


                                 (313) 237-8743
              (Registrant's telephone number, including area code)








          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     Reference is made to the registration's Form 8-K Current Report reporting the resignation on October 21, 2002 of the registrant's auditors Clancy and Co., PLLC.

     On February 6, 2003, the registrant engaged the accounting firm of Bongiovanni & Associates, P.A., 21311 West Catawba Avenue, Cornelius, NC 28031 to act as the registrant's auditors.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SEREFEX CORPORATION




                                    By: /s/ BRIAN S. DUNN
                                       -----------------------------------------
                                          Brian S. Dunn
                                          President and Chief Executive Officer

Date: FEBRUARY 10, 2003